UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): September 21, 2009

QKL STORES INC.
(Exact name of registrant as specified in charter)

Delaware	033-10893	75-2180652
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Jing Qi Street
Dongfeng Xincun
Sartu District
163311 Daqing, PRC

(Address Of Principal Executive Offices) (Zip Code)

(011) 86-459-460-7825
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, is Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On September 21, 2009, the Company issued a press release announcing the appointment of three independent directors.  A copy of the press release is furnished as Exhibit 99.1 hereto.

ITEM 9.01  EXHIBITS

Exhibit No.	Agreement

99.1	Press Release dated September 21, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QKL STORES INC.

By:	/s/ Zhuangyi Wang
Name:	Zhuangyi Wang
Title:	Chief Executive Officer

Dated: September 21, 2009